UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 5, 2025 (November 3, 2025)

CFN ENTERPRISES INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52635	90-1559541
(Commission File Number)	(IRS Employer Identification No.)

600 E. 8th Street Whitefish, Montana	59937
(Address of Principal Executive Offices)	(Zip Code)

833-420-2636

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On November 3, 2025, CFN Enterprises Inc., or the Company, along with the Company’s wholly owned subsidiary, J Street Capital Partners, LLC, or J Street, entered into a Securities Purchase Agreement with Thomas Hinde, or the Seller, the owner of all of the equity interests of Prestige Worldwide Wine Company, LLC, a California limited liability company, or Prestige, whereby J Street will acquire 100% of Prestige from the Seller. J Street is an importer and wholesaler of wines and alcoholic beverages which currently distributes its products to Nevada, New York, New Jersey, Florida and California and its customers include bars, restaurants, casinos and hotels. Prestige is a winemaking consulting company that provides winemaking services to third parties. The acquisition of Prestige includes its global trademarks, intellectual property, formulations and its distributor network and client base. The consideration to be paid to the Seller at closing for Prestige is an aggregate of 150,000 shares of the Company’s common stock. The securities to be issued by the Company will be issued pursuant to an exemption under Section 4(a)(2) of the Securities Act of 1933, as amended. The Seller has agreed to limit sales of Company common stock acquired from the sale of Prestige consisting of a 12 month lockup from the date of issuance and a 48 month leak-out. The closing of the transaction is subject to satisfaction or waiver of certain customary closing conditions.

The foregoing is a description of the material terms and conditions of the Securities Purchase Agreement, and is not a complete description thereof. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.  The representations and warranties of each party set forth in such agreement have been made solely for the benefit of the other party thereto for the purpose of allocating contractual risk between the parties and not for the purpose of establishing matters as to fact. In particular, the assertions embodied in the representations and warranties contained in the agreement (i) may have been qualified, modified, or excepted by confidential disclosures made to the other party for the purpose of allocation of contractual risk, (ii) are subject to materiality qualifications contained in the agreement which may differ from what may be viewed as material by investors and (iii) were made only as of the date of the agreement or such other date as is specified in the therein. Accordingly, the representations and warranties in the agreement should not be viewed or relied upon as characterizations of the actual state of facts about the parties thereto.

Item 2.01. Completion of Acquisition or Disposition of Assets

To the extent required by Item 2.01 of Form 8-K, the disclosure set forth in Item 1.01 of this Current Report on Form 8-K with respect to the shares of common stock issued to the Seller is incorporated by reference in this Item 2.01. The acquisition of Prestige closed on November 3, 2025, and in connection with the acquisition, the Company issued 150,000 shares of Company common stock to the Seller, pursuant to an exemption under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.02. Unregistered Sales of Equity Securities

To the extent required by Item 3.02 of Form 8-K, the disclosure set forth in Item 1.01 and Item 2.01 of this Current Report on Form 8-K with respect to the shares of common stock issued to the Seller is incorporated by reference in this Item 3.02.

Item 7.01 Regulation FD Disclosure

In connection with the closing of the acquisition of Prestige, J Street entered into a consulting agreement with Wine Trends Marketing, LLC, a Delaware limited liability company, providing for the winemaking consulting services of Thomas Hinde for an initial one year period. One of the most experienced wine industry experts in California, Tom Hinde has extensive expertise in all facets of the wine business – from vineyard cultivation to winery management and hands-on artisan winemaking – his broad skill set has been instrumental in the success of many brands created by him.

Tom’s impressive resume spans over three decades with prior posts at some of California’s most acclaimed wineries: from 2005 to 2010, Tom was President, CEO and Director of Winemaking for Flowers Vineyard and Winery, a specialty Pinot Noir and Chardonnay producer located on the Sonoma Coast.

From 1997 to 2005, Tom was General Manager for Kendall-Jackson Wine Estates and helped develop two famed Napa Valley Cabernet Sauvignon programs as part of the winemaking teams for Lokoya and Cardinale. Additionally, Tom supported the winemaking team at Stonestreet Winery and launched the world-renowned Vérité Estate. For seven years, Tom was General Manager at La Crema and Hartford Family Winery where he helped build La Crema into one of Sonoma County’s most prominent wine producers.

At Prestige, Tom has leveraged his longstanding grower relationships to source from Napa Valley’s most sought-after fruit, providing him with the top-quality grapes necessary to craft the finest Cabernet Sauvignon from the region. From Sonoma County, he outsources the best fruit from the Russian River Valley region considered one of the best wine growing regions in the world. This combined with Tom’s deft winemaking approach and exceptional palate has propelled the highly coveted wines world-wide.

Tom has a Bachelor of Science degree in Business Administration from the University of Toledo and a winemaking certificate from the highly regarded University of California, Davis.

The Company’s board of directors considers the Prestige acquisition a key element of the Company’s evolving strategic direction, designed to complement the recent acquisition of J Street. Given the current regulatory environment, the Board is reviewing potential strategic options for its subsidiary, Ranco, LLC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Securities Purchase Agreement entered into on November 3, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CFN ENTERPRISES INC.

By:	/s/ Brian Ross
Name:	Brian Ross
Title:	President and Chief Executive Officer

Date: November 5, 2025